EXHIBIT 99.1

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 28, 2013 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine and three months ended September 28, 2013 and September 29, 2012 and for the years ended December 29, 2012, December 31, 2011 and January 1, 2011 have been derived from the historical financial statements of Fifth & Pacific Companies, Inc. and Subsidiaries (the “Company”) and adjusted to give effect to two sales transactions (collectively, the “Transactions”), the first of which was the November 6, 2013 sale of the Juicy Couture brand name and related intellectual property assets (the “Juicy Couture IP”) of Juicy Couture, Inc. (“Juicy Couture”), a wholly-owned subsidiary of the Company, and certain other subsidiaries to ABG - Juicy LLC (“ABG”), for $195.0 million (the “Juicy Couture Transaction”), as well as the wind-down of the Juicy Couture operations pursuant to the Purchase Agreement by and among ABG, the Company and Juicy Couture, Inc. (the “Juicy Couture Purchase Agreement”). Additional consideration may be payable to the Company in an amount of up to $10.0 million if certain conditions regarding future performance are achieved. The Juicy Couture IP has been licensed back to Juicy Couture until December 31, 2014 to accommodate the wind-down of operations. Juicy Couture will pay guaranteed minimum royalties to ABG of $10.0 million during the term of the wind-down license.

The Unaudited Pro Forma Condensed Consolidated Financial Statements also give effect to the sale of 100% of the capital stock of Lucky Brand Dungarees, Inc. (“Lucky Brand”), a wholly-owned subsidiary of the Company that owns the operations of the Lucky Brand business, to LBD Acquisition Company, LLC (“LBD Acquisition”) for aggregate consideration of $225.0 million (the “Lucky Brand Transaction”), comprised of $140.0 million in cash and a three-year $85.0 million note (the “Lucky Brand Note”) issued by the successor to LBD Acquisition, Lucky Brand Dungarees, LLC (“Lucky Brand LLC”) to the Company, subject to working capital and other adjustments, which closed on February 3, 2014. The Company has also agreed to provide certain transition services to LBD Acquisition and Lucky Brand LLC.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 28, 2013 assumes the Transactions had been consummated on that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the Transactions were consummated on the first day of the earliest fiscal period presented and carried through all periods presented. The pro forma adjustments reflect transactions and events that: (i) are directly attributable to the Transactions (and the exit of the Juicy Couture operations, in the case of the Unaudited Pro Forma Condensed Consolidated Statements of Operations); (ii) are factually supportable and (iii) are expected to have a continuing impact on consolidated results. The pro forma adjustments are described in the accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. Additionally, the Unaudited Pro Forma Condensed Consolidated Statements of Operations present information separating the sale of the Juicy Couture IP and certain licensing agreements assumed by ABG from the wind-down of the Juicy Couture operations, which is also required pursuant to the terms of the Juicy Couture Purchase Agreement.

Management believes that the assumptions used to derive the Unaudited Pro Forma Condensed Consolidated Financial Statements are reasonable under the circumstances and given the information available. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of future operations or the actual financial condition or results that would have been achieved had the Transactions occurred on the dates indicated. These Unaudited Pro Forma Condensed Consolidated Financial Statements (together with the footnotes thereto) should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes thereto, which can be found in the Company’s Quarterly Report on Form 10-Q for the period ended September 28, 2013, filed with the Securities and Exchange Commission (“SEC”) on November 7, 2013 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012, filed with the SEC on February 21, 2013. Additional pro forma financial information regarding the Juicy Couture Transaction can be found in the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2013.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect material non-recurring charges or credits which are expected to impact net income within the 12 months following the Transactions, including: (i) estimated non-cash asset impairment charges of $30.0 - $40.0 million; (ii) estimated transaction costs, including professional fees, of $25.0 million; (iii) estimated net cash restructuring charges of $15.0 - $25.0 million (net of the expected receipt of $51.0 million in connection with the termination of the lease of the Juicy Couture flagship store on Fifth Avenue in New York City); and (iv) the $10.0 million minimum royalty payable to ABG during the term of the wind-down license. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the impact of $50.0 million of estimated cash restructuring and transaction costs.  Although the Company expects to consummate the lease termination transaction, there can be no assurance the termination fee will be realized by the Company and in the instance the termination fee is not realized, the Company expects to incur cash restructuring charges of approximately $65.0 - $75.0 million.  Changes in these estimates, based on more accurate information, may affect amounts reported in future periods.

Additionally, the Unaudited Pro Forma Condensed Consolidated Balance Sheet does not present adjustments for the following items that will be wound down in connection with the exit of the remaining Juicy Couture operations: (i) the expected collection of $27.7 million of accounts receivable; (ii) the expected sell-off of $78.5 million of inventory on hand; (iii) the expected write-down or disposal of $57.4 million of property and equipment; (iv) the expected write-off of $10.0 million of other assets; and (v) the expected settlement of various obligations including $60.8 million of accounts payable and $46.2 million of accrued expenses and other liabilities (inclusive of estimated restructuring charges in connection with the Juicy Couture Transaction).

The Unaudited Pro Forma Financial Information does not reflect any transactions that the Company may enter into in the future to mitigate the restructuring and transition costs related to the Transactions, and such efforts could materially reduce such costs.

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 28, 2013

(In thousands)

		Sale of			Sale of
	As Reported	Juicy Couture IP		Subtotal	Lucky Brand		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$6,832	$171,304	(a)	$178,136	$127,749	(f)	$305,885
Accounts receivable - trade, net	121,833			121,833	(34,777	)(g)	87,056
Inventories, net	310,638			310,638	(91,598	)(g)	219,040
Deferred income taxes	806			806			806
Other current assets	58,846			58,846	(9,644	)(g)	49,202
Total current assets	498,955	171,304		670,259	(8,270)		661,989

Property and Equipment, Net	244,471			244,471	(66,669	)(g)	177,802
Goodwill	52,679			52,679			52,679
Intangibles, Net	122,602	(27,304	)(b)	95,298	(1,766	)(g)	93,532
Deferred Income Taxes	64			64			64
Note Receivable	—			—	85,000	(h)	85,000
Other Assets	38,241			38,241	(489	)(g)	37,752
Total Assets	$957,012	$144,000		$1,101,012	$7,806		$1,108,818

Liabilities and Stockholders’ (Deficit) Equity
Current Liabilities:
Short-term borrowings	$137,440			$137,440			$137,440
Accounts payable	217,754			217,754	$(57,040	)(g)	160,714
Accrued expenses	209,370	$1,707	(c)	211,077	(13,482	)(i)	197,595
Income taxes payable	1,326			1,326	(205	)(g)	1,121
Total current liabilities	565,890	1,707		567,597	(70,727)		496,870

Long-Term Debt	391,279			391,279			391,279
Other Non-Current Liabilities	198,878	(19,218	)(d)	179,660	(19,807	)(g)	159,853
Deferred Income Taxes	21,680	(7,071	)(b)	14,609			14,609
Stockholders’ (Deficit) Equity	(220,715)	168,582	(e)	(52,133)	98,340	(j)	46,207
Total Liabilities and Stockholders’ (Deficit) Equity	$957,012	$144,000		$1,101,012	$7,806		$1,108,818

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 28, 2013

On November 6, 2013, the Company completed the sale of the Juicy Couture IP to ABG for a total purchase price of $195.0 million. An additional payment may be payable to the Company in an amount of up to $10.0 million if certain conditions regarding future performance are achieved. ABG purchased from Juicy Couture (i) the equity interests of the new subsidiary holding the domestic intellectual property of Juicy Couture and (ii) Juicy Couture’s foreign intellectual property assets. The Juicy Couture IP is licensed back to Juicy Couture until December 31, 2014 to accommodate the wind-down of operations. Juicy Couture will pay guaranteed minimum royalties to ABG of $10.0 million during the term of the wind-down license.

On February 3, 2014, the Company completed the sale of 100% of the capital stock of Lucky Brand to LBD Acquisition for aggregate consideration of $225.0 million, comprised of $140.0 million in cash and a three-year $85.0 million note, subject to working capital and other adjustments.

The following notes are included in the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

For the Juicy Couture Transaction:

(a)                                 Represents cash inflows of $195.0 million from the sale of the Juicy Couture IP, partially offset by estimated cash outflows of: (i) a minimum royalty payment payable to ABG of $10.0 million related to the wind-down license; (ii) estimated unpaid transaction fees of $7.3 million; and (iii) an estimated repayment to Li & Fung Limited (“Li & Fung”) of $6.4 million related to a buying/sourcing arrangement.

(b)                                 Represents the write-off of the carrying value of the trademark rights and related deferred tax liabilities for the Juicy Couture IP.

(c)                                  Represents the accrual of estimated cash restructuring charges associated with the Juicy Couture Transaction (net of the expected receipt of $51.0 million in connection with the termination of the lease of the Juicy Couture flagship store on Fifth Avenue in New York City), offset by the write-off of deferred licensing revenue of $3.8 million and an estimated repayment to Li & Fung of $1.1 million related to a buying/sourcing arrangement and other items.

(d)                                 Represents the write-off of deferred licensing revenue of $13.9 million and an estimated repayment to Li & Fung of $5.3 million related to a buying/sourcing arrangement.

(e)                                  Represents decreases to the Company’s Stockholders’ deficit due to: (i) the receipt of proceeds of $195.0 million in connection with the sale of the Juicy Couture IP; (ii) the write-off of deferred revenue of $17.7 million; and (iii) the write-off of deferred tax liabilities of $7.1 million.  Such decreases to the Company’s Stockholders’ deficit are estimated to be partially offset by: (i) the write-off of the carrying value of the Juicy Couture IP; (ii) estimated cash outflows of $10.0 million related to the minimum royalty payable to ABG ; and (iii) estimated cash restructuring charges and estimated unpaid transaction fees of $13.9 million.

For the Lucky Brand Transaction:

(f)                                   Represents cash inflows of $140.0 million from the sale of Lucky Brand, partially offset by cash outflows of  estimated unpaid transaction fees of $12.1 million.

(g)                                  Represents elimination of historical assets and liabilities of Lucky Brand.

(h)                                 Represents receipt of an $85.0 million note receivable as partial consideration for sale of Lucky Brand.

(i)                                     Represents the elimination of $29.1 million of historical accrued expenses of Lucky Brand, partially offset by the accrual of estimated cash restructuring charges of $15.0 million and other items.

(j)                                    Represents decreases to the Company’s Stockholders’ deficit due to: proceeds from sale of Lucky Brand in the form of $140.0 million in cash and an $85.0 million note receivable, partially offset by (i) the elimination of $99.0 million of historical net assets of Lucky Brand and (ii) estimated cash restructuring charges and estimated unpaid transaction fees of $23.7 million.

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 28, 2013

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$1,184,367	$(12,538)	$1,171,829	$(346,376)	$825,453	$(297,511)	$527,942
Cost of goods sold	521,357	—	521,357	(166,320)	355,037	(153,953)	201,084
Gross Profit	663,010	(12,538)	650,472	(180,056)	470,416	(143,558)	326,858
Selling, general & administrative expenses	701,289	(5,476)	695,813	(196,651)	499,162	(174,006)	325,156
Impairment of intangible asset	3,300	—	3,300	—	3,300	—	3,300
Operating Loss	(41,579)	(7,062)	(48,641)	16,595	(32,046)	30,448	(1,598)
Other expense, net	(1,462)	—	(1,462)	12	(1,450)	(360)	(1,810)
Impairment of cost investment	(6,109)	—	(6,109)	—	(6,109)	—	(6,109)
Loss on extinguishment of debt	(1,707)	—	(1,707)	—	(1,707)	—	(1,707)
Interest expense, net	(36,062)	—	(36,062)	9,757	(26,305)	—	(26,305)
Loss Before Provision for Income Taxes	(86,919)	(7,062)	(93,981)	26,364	(67,617)	30,088	(37,529)
Provision for income taxes	3,862	(531)	3,331	—	3,331	(235)	3,096
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(90,781)	$(6,531)	$(97,312)	$26,364	$(70,948)	$30,323	$(40,625)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.75)						$(0.34)

Weighted Average Shares, Basic and Diluted	120,480						120,480

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 29, 2012

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$1,018,561	$(13,389)	$1,005,172	$(324,245)	$680,927	$(331,595)	$349,332
Cost of goods sold	445,620	—	445,620	(154,267)	291,353	(161,013)	130,340
Gross Profit	572,941	(13,389)	559,552	(169,978)	389,574	(170,582)	218,992
Selling, general & administrative expenses	643,707	—	643,707	(181,679)	462,028	(195,326)	266,702
Operating Loss	(70,766)	(13,389)	(84,155)	11,701	(72,454)	24,744	(47,710)
Other income, net	1,479	—	1,479	15	1,494	(242)	1,252
Loss on extinguishment of debt	(8,669)	—	(8,669)	—	(8,669)	—	(8,669)
Interest expense, net	(37,836)	—	(37,836)	9,800	(28,036)	—	(28,036)
Loss Before Provision for Income Taxes	(115,792)	(13,389)	(129,181)	21,516	(107,665)	24,502	(83,163)
Provision for income taxes	4,882	(531)	4,351	(124)	4,227	(343)	3,884
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(120,674)	$(12,858)	$(133,532)	$21,640	$(111,892)	$24,845	$(87,047)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(1.12)						$(0.81)

Weighted Average Shares, Basic and Diluted	107,692						107,692

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 28, 2013

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$430,604	$(4,093)	$426,511	$(120,001)	$306,510	$(113,898)	$192,612
Cost of goods sold	187,460	—	187,460	(57,877)	129,583	(55,215)	74,368
Gross Profit	243,144	(4,093)	239,051	(62,124)	176,927	(58,683)	118,244
Selling, general & administrative expenses	242,167	(2,451)	239,716	(68,511)	171,205	(58,447)	112,758
Impairment of intangible asset	3,300	—	3,300	—	3,300	—	3,300
Operating (Loss) Income	(2,323)	(1,642)	(3,965)	6,387	2,422	(236)	2,186
Other income, net	1,361	—	1,361	(57)	1,304	(412)	892
Loss on extinguishment of debt	(599)	—	(599)	—	(599)	—	(599)
Interest expense, net	(12,087)	—	(12,087)	3,253	(8,834)	—	(8,834)
Loss Before Provision for Income Taxes	(13,648)	(1,642)	(15,290)	9,583	(5,707)	(648)	(6,355)
Provision for income taxes	1,253	(177)	1,076	—	1,076	(64)	1,012
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(14,901)	$(1,465)	$(16,366)	$9,583	$(6,783)	$(584)	$(7,367)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.12)						$(0.06)

Weighted Average Shares, Basic and Diluted	122,396						122,396

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 29, 2012

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$364,556	$(4,007)	$360,549	$(111,797)	$248,752	$(125,830)	$122,922
Cost of goods sold	161,439	—	161,439	(52,619)	108,820	(65,568)	43,252
Gross Profit	203,117	(4,007)	199,110	(59,178)	139,932	(60,262)	79,670
Selling, general & administrative expenses	203,398	—	203,398	(60,421)	142,977	(65,270)	77,707
Operating (Loss) Income	(281)	(4,007)	(4,288)	1,243	(3,045)	5,008	1,963
Other expense, net	(1,038)	—	(1,038)	(27)	(1,065)	(142)	(1,207)
Loss on extinguishment of debt	(3,023)	—	(3,023)	—	(3,023)	—	(3,023)
Interest expense, net	(13,228)	—	(13,228)	3,286	(9,942)	—	(9,942)
Loss Before Provision for Income Taxes	(17,570)	(4,007)	(21,577)	4,502	(17,075)	4,866	(12,209)
Provision for income taxes	1,823	(177)	1,646	—	1,646	(114)	1,532
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(19,393)	$(3,830)	$(23,223)	$4,502	$(18,721)	$4,980	$(13,741)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.17)						$(0.12)

Weighted Average Shares, Basic and Diluted	113,109						113,109

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED DECEMBER 29, 2012

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$1,505,094	$(18,340)	$1,486,754	$(461,691)	$1,025,063	$(480,297)	$544,766
Cost of goods sold	662,119	—	662,119	(217,885)	444,234	(239,483)	204,751
Gross Profit	842,975	(18,340)	824,635	(243,806)	580,829	(240,814)	340,015
Selling, general & administrative expenses	877,426	—	877,426	(243,349)	634,077	(274,036)	360,041
Operating Loss	(34,451)	(18,340)	(52,791)	(457)	(53,248)	33,222	(20,026)
Other expense, net	(168)	—	(168)	(19)	(187)	(138)	(325)
Gain on acquisition of subsidiary	40,065	—	40,065	—	40,065	—	40,065
Loss on extinguishment of debt	(9,754)	—	(9,754)	—	(9,754)	—	(9,754)
Interest expense, net	(51,684)	—	(51,684)	13,072	(38,612)	—	(38,612)
Loss Before Provision for Income Taxes	(55,992)	(18,340)	(74,332)	12,596	(61,736)	33,084	(28,652)
Provision for income taxes	3,464	(707)	2,757	(65)	2,692	(457)	2,235
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(59,456)	$(17,633)	$(77,089)	$12,661	$(64,428)	$33,541	$(30,887)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(0.54)						$(0.28)

Weighted Average Shares, Basic and Diluted	109,292						109,292

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$1,518,721	$(18,125)	$1,500,596	$(418,213)	$1,082,383	$(512,563)	$569,820
Cost of goods sold	709,330	—	709,330	(207,153)	502,177	(242,643)	259,534
Gross Profit	809,391	(18,125)	791,266	(211,060)	580,206	(269,920)	310,286
Selling, general & administrative expenses	904,619	—	904,619	(222,160)	682,459	(249,049)	433,410
Impairment of intangible assets	1,024	—	1,024	—	1,024	—	1,024
Operating Loss	(96,252)	(18,125)	(114,377)	11,100	(103,277)	(20,871)	(124,148)
Other income, net	282	—	282	(66)	216	407	623
Gain on sales of trademarks, net	286,979	—	286,979	—	286,979	—	286,979
Gain on extinguishment of debt, net	5,157	—	5,157	—	5,157	—	5,157
Interest expense, net	(57,188)	—	(57,188)	13,008	(44,180)	—	(44,180)
Income Before Provision for Income Taxes	138,978	(18,125)	120,853	24,042	144,895	(20,464)	124,431
Benefit for income taxes	(5,770)	—	(5,770)	(25)	(5,795)	(252)	(6,047)
Net Income from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$144,748	$(18,125)	$126,623	$24,067	$150,690	$(20,212)	$130,478

Earnings per Share:
Basic
Income from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$1.53						$1.38

Diluted
Income from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$1.28						$1.16

Weighted Average Shares, Basic	94,664						94,664
Weighted Average Shares, Diluted	120,692						120,692

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JANUARY 1, 2011

(In thousands, except per share amounts)

		Sale of		Sale of		Exit of
		Juicy Couture IP		Lucky Brand		Juicy Couture
	As Reported	(a)	Subtotal	(b)	As Adjusted	Operations (c)	Pro Forma

Net Sales	$1,623,235	$(18,209)	$1,605,026	$(386,935)	$1,218,091	$(548,553)	$669,538
Cost of goods sold	831,939	—	831,939	(198,514)	633,425	(256,984)	376,441
Gross Profit	791,296	(18,209)	773,087	(188,421)	584,666	(291,569)	293,097
Selling, general & administrative expenses	849,968	—	849,968	(224,475)	625,493	(226,123)	399,370
Impairment of intangible assets	2,594	—	2,594	—	2,594	(339)	2,255
Operating Loss	(61,266)	(18,209)	(79,475)	36,054	(43,421)	(65,107)	(108,528)
Other income, net	26,689	—	26,689	(120)	26,569	2,176	28,745
Interest expense, net	(55,741)	—	(55,741)	13,000	(42,741)	—	(42,741)
Loss Before Provision for Income Taxes	(90,318)	(18,209)	(108,527)	48,934	(59,593)	(62,931)	(122,524)
Provision for income taxes	9,044	—	9,044	—	9,044	(374)	8,670
Loss from Continuing Operations	(99,362)	(18,209)	(117,571)	48,934	(68,637)	(62,557)	(131,194)
Net loss attributable to the noncontrolling interest	(842)	—	(842)	842	—	—	—
Net Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(98,520)	$(18,209)	$(116,729)	$48,092	$(68,637)	$(62,557)	$(131,194)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Fifth & Pacific Companies, Inc.	$(1.05)						$(1.39)

Weighted Average Shares, Basic and Diluted	94,243						94,243

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 28, 2013 AND SEPTEMBER 29, 2012

AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2012, DECEMBER 31, 2011 AND JANUARY 1, 2011

On February 3, 2014, the Company completed the Lucky Brand Transaction.  On November 6, 2013, the Company completed the Juicy Couture Transaction.

The following notes are included in the Unaudited Pro Forma Condensed Consolidated Statements of Operations:

(a)                                 Represents the elimination of the historical revenues associated with certain licensing agreements assumed by ABG as part of the Juicy Couture Purchase Agreement and Selling, general & administrative expenses associated with the Juicy Couture Transaction.

(b)                                 Represents the elimination of the historical revenues and expenses of Lucky Brand, adjusted to reflect estimated reimbursements for transition services and estimated interest income on the $85.0 million note receivable from Lucky Brand LLC. Estimated interest income includes the assumption that the note will be repaid at its 36-month maturity date.

(c)                                  Represents the elimination of the historical remaining operations of Juicy Couture, which the Company has committed to exit pursuant to the terms of the Juicy Couture Purchase Agreement.

In accordance with accounting principles generally accepted in the United States of America, the amounts eliminated on the Unaudited Pro Forma Condensed Consolidated Statements of Operations do not include certain indirect corporate overhead included in Selling, general & administrative expenses that were allocated to Lucky Brand and Juicy Couture.